HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042          HV-5244 – PremierSolutions Standard (Series II)

Supplement dated March 8, 2018 to your Prospectus

FUND CLOSURE

EATON VANCE ATLANTA CAPITAL SMID-CAP FUND – CLASS A

Effective April 13, 2018, the Eaton Vance Atlanta Capital SMID-Cap Fund Sub-Account will discontinue all sales of its shares to new Contracts.  Existing shareholders may continue to reinvest dividends in new shares.  Additionally, Plan sponsors that select the Sub-Account prior to April 13, 2018 may continue to purchase shares in the Sub-Account.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.